Exhibit 10.8

Saudi Translation Center

Kingdom of Saudi Arabia

Ministry of Defense & Aviation

General Presidency of MEPA

Environmental Affairs Agency

Ref.:

  8/18/2/197

Date:

  20/06/1427H(16/07/2006G)

Environmental Approval to Technology of Desert Blue / International Power

Group Co. for Incinerating municipal, commercial and industrial waste

Date of Issue : 30/05/1427H (26/06/2006G)	Valid up to : 3 years from the issue date
Firm Name: Desert Blue / International Power Group Co.
Scope of Work : Burning waste and recovery of energy
System Name : Waste to Energy
Owner : International Power Group Co. (IPWG) – USA
Types of Waste : Municipal, Commercial and Industrial Waste
Conditions: This certificate subjects to the undertaking by implementing all conditions stated on this overleaf.
Renewal: Renewal is made according to the detailed periodic reports and operational efficiency.
Dr. Samir Jamil Ghazi Director, Evaluation and Environmental Qualification (Signed)	Dr. Abdul Aziz A. Al Essa Director Licensing and Technical follow-up (Signed)

Turki Bin Nasser Bin Abdul Aziz General President, Meteorological and Environmental Protection Administration (Signed) Official Stamp (Affixed)

Exhibit 10.8 _ Saudi License